Exhibit 99.2

The pro-forma unaudited combined financial statements reflect the effect of the Transfer Agreement between Basic Empire Corporation and China Tailong Holdings Company as of September 30, 2004, for Balance Sheet purposes, and for the year ended December 31, 2003 and the nine-month period ended September 30, 2004 for Statement of Operations purposes. The unaudited pro-forma combined financial data and the notes thereto should be read in conjunction with our historical combined financial statements. The unaudited pro-forma combined financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the transactions had actually occurred on the indicated date.


                            BASIC EMPIRE CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2004


                                                                     China
                                                                    Tailong
                                                                   Holdings         Pro Forma
                                                 Basic Empire       Company         Adjustments      Pro Forma
                                                                  Limited (4)
                                                  (Unaudited)     (Unaudited)
                                     ASSETS

CURRENT ASSETS
  Cash and cash equivalents                      $    174,857    $     10,130                      $    184,987
  Accounts receivable, net                               --         7,594,856                         7,594,856
  Prepayments and other receivables                      --           116,981                           116,981
  Amounts due from directors                             --             1,506                             1,506
  Amount due from a related company                      --             7,833                             7,833
  Receivable from joint venture partner                  --           899,188                           899,188
  Inventories                                            --         1,782,288                         1,782,288
                                                 ------------    ------------                      ------------

    Total current assets                              174,857      10,412,782                        10,587,639

PROPERTY, PLANT AND EQUIPMENT, net                       --         1,149,878                         1,149,878
                                                 ------------    ------------                      ------------

                                                 $    174,857    $ 11,562,660                      $ 11,737,517
                                                 ============    ============                      ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Installment loan                               $       --      $      3,790                      $      3,790
  Accounts payable                                       --         1,895,321                         1,895,321
  Accrued liabilities and other payables                 --           486,656                           486,656
  Amounts due to shareholders                            --             6,820                             6,820
  Amounts due to related companies                       --            43,388                            43,388
  Amounts due to director                                --           115,953                           115,953
  Income tax payable                                     --           820,972                           820,972
                                                 ------------    ------------                      ------------

    Total current liabilities                            --         3,372,900                         3,372,900
                                                                                  (3)   325,435
MINORITY INTEREST                                        --              --       (2)   493,544         818,979
                                                 ------------    ------------                      ------------

                                                         --        3,372,900                          4,191,879
                                                 ------------    ------------                      ------------

STOCKHOLDERS' EQUITY
  Common stock                                          1,089               1     (1)    10,695          11,785
  Additional paid-in capital                          389,406         450,575     (1)  (226,333)        568,590
                                                                                  (2)   (45,058)
  Accumulated other comprehensive income                 --            21,714     (2)    (2,171)         19,543
  Accumulated earnings (deficit)                     (215,638)      7,717,470     (2)  (446,315)      6,945,720
                                                 ------------    ------------                      ------------
                                                                                  (3)  (325,435)
    Total stockholders' equity                        174,857       8,189,760     (1)   215,638       7,545,638
                                                 ------------    ------------                      ------------

                                                 $    174,857   $ 11,562,660                       $ 11,737,517
                                                 ============    ============                      ============


Notes to Unaudited Pro Forma Balance Sheet
1. To reflect issuance of common stock to shareholders of China Tailong
2. To record the 10% minority interest on beginning accumulated earnings
3. To record the 10% minority interest share of income
4. Includes the combined balance sheet of China Tailong Holding and Pacific Dragon Fertilizers Limited.


                            BASIC EMPIRE CORPORATION
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
               FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2004


                                                                      China
                                                                     Tailong
                                                                     Holdings      Pro Forma
                                                   Basic Empire      Company      Adjustments     Pro Forma
                                                                   Limited (2)
                                                   (Unaudited)     (Unaudited)

Revenue                                           $       --      $ 13,007,651                   $  13,007,651
Cost of revenue                                           --        (6,863,833)                    (6,863,833)
                                                  ------------    ------------                   ------------

Gross profit                                              --         6,143,818                      6,143,818

Operating expenses
  Selling expenses                                        --        (1,083,122)                    (1,083,122)
  Administrative expenses                                 --          (297,860)                      (297,860)
                                                  ------------    ------------                   ------------

Total Operating expenses                                  --        (1,380,982)                    (1,380,982)
                                                  ------------    ------------                   ------------

Income from operations                                    --         4,762,836                      4,762,836

Other operating expenses                               (44,143)        (36,141)                       (80,284)
                                                  ------------    ------------                   ------------

Income from operations                                 (44,143)      4,726,695                      4,682,552

Non-operating income (expense)
  Other revenue                                           --               275                            275
  Finance costs                                           --            (1,022)                        (1,022)
                                                  ------------    ------------                   ------------

Income (loss) before minority interest and             (44,143)      4,725,948                      4,681,805
income taxes

Minority interest                                         --              --      (1) (325,435)      (325,435)
                                                  ------------    ------------                   ------------

Income (loss) before income taxes                      (44,143)      4,725,948                      4,356,370

Income tax                                                --        (1,471,627)                    (1,471,627)
                                                  ------------    ------------                   ------------

Net income (loss)                                 $    (44,143)   $  3,254,321                   $  2,884,743
                                                  ============    ============                   ============


Income (loss) per weighted-average share of
   common stock outstanding, computed on net
   income (loss) -
   basic and fully diluted                                 Nil                                            0.25
                                                  ============                                    ============

Weighted-average number of shares outstanding -
   basic and fully diluted                          11,359,273                                      11,359,273
                                                  ============                                    ============



Notes to Unaudited Pro Forma Statement of Operations
1. To record the 10% minority interest share of income
2. Includes the combined operations of China Tailong Holdings and Pacific Dragon Fertilizers Limited.


                            BASIC EMPIRE CORPORATION
              UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003


                                                                             China
                                                                           Tailong
                                                                           Holdings       Pro Forma
                                                         Basic Empire       Company      Adjustments       Pro Forma
                                                                          Limited (2)
                                                         (Unaudited)      (Unaudited)

Revenue                                                  $       --      $ 12,179,847                     $ 12,179,847
Cost of revenue                                                  --        (6,450,245)                      (6,450,245)
                                                         ------------    ------------                     ------------

Gross profit                                                     --         5,729,602                        5,729,602

Operating expenses
  Selling expenses                                               --        (1,867,311)                      (1,867,311)
  Administrative expenses                                        --          (835,715)                        (835,715)
                                                         ------------    ------------                     ------------

Total Operating expenses                                         --        (2,703,026)                      (2,703,026)
                                                         ------------    ------------                     ------------

Income from operations                                           --         3,026,576                        3,026,576

Other operating expenses                                         --              --                               --
                                                         ------------    ------------                     ------------

Income from operations                                           --         3,026,576                        3,026,576

Non-operating expenses
  Finance costs                                                  --            (3,269)                          (3,269)
                                                         ------------    ------------                     ------------

Income before minority interest and income taxes                 --         3,023,307                        3,023,307

Minority interest                                                --              --       (1) (200,673)       (200,673)
                                                         ------------    ------------                     ------------

Income before income taxes                                       --         3,023,307                        2,822,634

Income tax                                                       --        (1,016,577)                      (1,016,577)
                                                         ------------    ------------                     ------------

Net income                                               $       --      $  2,006,730                     $  1,806,057
                                                         ============    ============                     ============


Income per weighted-average share of common
   stock outstanding, computed on net income -
   basic and fully diluted                                        Nil                                     $       0.16
                                                         ============                                     ============

Weighted-average number of shares outstanding -
   basic and fully diluted                                 11,359,273                                       11,359,273
                                                         ============                                     ============


Notes to Unaudited Pro Forma Statement of Operations
1. To record the 10% minority interest share of income
2. Includes the combined operations of China Tailong Holdings and Pacific Dragon Fertilizers Limited.